UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

March 1, 2023

Date of Report

(Date of earliest event reported)

GENWORTH FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32195	80-0873306
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6620 West Broad Street, Richmond, VA	23230
(Address of principal executive offices)	(Zip Code)

(804) 281-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $.001 per share	GNW	NYSE (New York Stock Exchange)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported on February 6, 2023, Daniel J. Sheehan IV, Executive Vice President, Chief Financial Officer and Chief Investment Officer of Genworth Financial, Inc. (the “Company”), has transitioned out of his role effective March 1, 2023. He will remain with the Company in an advisory role until March 31, 2023 in order to ensure a smooth transition.

Effective March 1, 2023, the Company appointed Jerome T. Upton as Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer).

Mr. Upton, age 59, has served, since April 2022, as our Senior Vice President, Deputy Chief Financial Officer and Controller (Principal Accounting Officer). From June 2010 to April 2022, Mr. Upton served as a Vice President of the Company (during which time he also served as Deputy CFO from August 2020 to April 2022, as interim CFO of the Company’s U.S. Life Insurance segment from August 2019 to August 2020, as the Chief Financial and Operations Officer of the Company’s Global Mortgage Insurance businesses from May 2012 to August 2019, and Senior Vice President and Chief Operating Officer of the International mortgage insurance businesses of the Company from June 2010 to May 2012). Prior to joining the Company’s predecessor in 1998, Mr. Upton was with KPMG Peat Marwick, where he served in accounting positions of increasing authority before attaining the position of Senior Manager – Insurance. Prior thereto, Mr. Upton was the Controller and Director of Financial Reporting for Century American Insurance Company and obtained the status of Certified Public Accountant. Mr. Upton received a Bachelor of Science Degree in Accounting from the University of North Carolina at Pembroke.

In connection with his appointment as Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer). Mr. Upton will receive an annual base salary of $600,000 and an annual incentive target of 125% of his base salary. Mr. Upton is eligible to participate in the Company’s Amended and Restated Senior Executive Severance Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2023	GENWORTH FINANCIAL, INC.

	By:	/s/ Thomas J. McInerney
Thomas J. McInerney
President and Chief Executive Officer